                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL


    Offer to exchange all outstanding 6% Dealer remarketable securities /SM/ ("Drs./SM/") due 2013 for 6% Dealer remarketable securities/SM/ ("Drs./SM/") due
                                    2013 of
                              RITE AID CORPORATION


THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERS MAY BE WITHDRAWN PRIOR
           TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 The Exchange Agent for the Exchange Offer is:
                         Harris Trust and Savings Bank

 Facsimile Transmission Number:   By Hand/Overnight Delivery:      By Registered or Certified Mail:
--------------------------------  -------------------------------  --------------------------------
(For Eligible Institutions Only)  Harris Trust and Savings Bank     Harris Trust and Savings Bank
          (212) 701-7636          c/o Harris Trust Company             c/o Harris Trust Company
                                  of New York                                of New York
 For General Information and to   88 Pine Street                            P.O. Box 1010
 Confirm Receipt of Facsimile by  19th Floor                             Wall Street Station
          Telephone:              New York, NY  10005                  New York, NY  10268-1010
--------------------------------
        (212) 701-7624

          (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight courier)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE Drs. FOR THEIR RESTRICTED Drs. PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR RESTRICTED Drs. TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     The undersigned acknowledges receipt of the prospectus dated _______, 1999 (the "Prospectus") of Rite Aid Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of its 6% Dealer remarketable securities/SM/ ("Drs./SM/") due October 1, 2013 (the "Exchange Drs."), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an identical principal amount of its 6% Drs. due October 1, 2013 (the "Restricted Drs.," and together with the Exchange Drs., the "Drs.") outstanding on the date hereof. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     For each Restricted Drs. accepted for exchange and not validly withdrawn, the holder of such Restricted Drs. will receive an Exchange Drs. having a principal amount equal to that of the surrendered Restricted Drs. Restricted Drs. accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer.

Holders of Restricted Drs. whose Restricted Drs. are accepted for exchange will not receive any payment in respect of interest on such Restricted Drs. otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer. Interest on the Exchange Drs. will accrue from the last interest payment date on which interest was paid on the Restricted Drs. surrendered in exchange therefor or, if no interest has been paid on the Restricted Drs., from the date of original issue of the Restricted Drs. The Company expressly reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Restricted Drs. of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be used by a holder of Restricted Drs. if: (i) tender of Restricted Drs. is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "Exchange Offer -- Book-Entry Transfer" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Restricted Drs. or (ii) tender of Restricted Drs. is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer--Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "holder" for purposes of the Exchange Offer means any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of Restricted Drs. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     Questions and requests for assistance or for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     Listed below are the Restricted Drs. to which this Letter relates.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR RESTRICTED Drs. MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW


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                                         DESCRIPTION OF  RESTRICTED Drs.
-----------------------------------------------------------------------------------------------------------------
                1                                           2                                  3
-----------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of                           Aggregate Principal                  Principal Amount
Registered Holder(s)                             Amount of Restricted Drs.                   Tendered*
(Please fill in, if blank)
-----------------------------------------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                           Total                                    Total
-----------------------------------------------------------------------------------------------------------------
*  Unless otherwise indicated in this column, any tendering holder of Restricted Drs. will be deemed to have tendered ALL of the Restricted Drs. indicated in column 2.  If the space provided above is inadequate, the principal amount of Restricted Drs. should be listed on a separate signed schedule affixed hereto.  Restricted
   Drs. tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.  See Instruction 1.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
        SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if Exchange Drs. are to be registered in the name of someone other than the undersigned or if Restricted Drs. which are not tendered or not accepted for exchange are to be credited to an account maintained by the Book-Entry Transfer Facility other than the account indicated above.

Register Exchange Drs. and/or Restricted Drs. in the name of:

Name______________________________________
         (Please Print)

Address____________________________________

___________________________________________
        (Include Zip Code)

___________________________________________
 (Tax Identification or Social Security No.)

-----------------------------------------------------------

[ ] CHECK HERE IF TENDERED RESTRICTED Drs. ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     Transfer Facility Book-Entry Account No.:
                                              ----------------------------------

     Transaction Code No.:
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED RESTRICTED Drs. ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
                                     -------------------------------------------
     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Account Number:                          Transaction Code Number:
                     --------------------                             ----------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Drs. If the undersigned is a broker-dealer that will receive Exchange Drs. for its own account in exchange for Restricted Drs. that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Drs.; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

Ladies and Gentlemen:

   Subject to the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Restricted Drs. indicated above. Subject to, and effective upon, the acceptance for exchange of the Restricted Drs. tendered in accordance with this Letter, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Restricted Drs. tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Restricted Drs. and Exchange Drs.) with respect to the tendered Restricted Drs. with full power of substitution to (i) transfer ownership of such Restricted Drs. on the account books maintained by the Book-Entry Transfer Facility and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Drs., all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Restricted Drs. tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any Exchange Drs. acquired in exchange for Restricted Drs. tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Drs., whether or not such person is the holder, (ii) neither the holder of such Restricted Drs. nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Drs., (iii) if the holder of Restricted Drs. is not a broker-dealer, or is a broker-dealer but will not receive Exchange Drs. for its own account in exchange for Restricted Drs., neither the holder nor any such other person is engaged in or intends to engage in the distribution of such Exchange Drs. and (iv) neither the holder of such Restricted Drs. nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

   The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Drs. issued in exchange for the Restricted Drs. pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Drs. are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Drs. However, the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Drs. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Drs. to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by the applicable regulation. If the undersigned is a broker-dealer that will receive Exchange Drs. for its own account in exchange for Restricted Drs. that were acquired by it as a result of market-making activities or other trading activities it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Drs.; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that its is an "underwriter" within the meaning of the Securities Act.

   The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Restricted Drs. tendered hereby. All authority conferred or agreed to be conferred in this Letter shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under the caption "Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

   For purposes of the Exchange Offer, the Company shall be deemed to have accepted properly tendered Restricted Drs. for exchange when, as and if the Company has given oral or written notice thereof to the Exchange Agent with written confirmation of any oral notice to be given promptly thereafter.

   The undersigned understands that tenders of Restricted Drs. pursuant to the procedures described under the caption "Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

   Unless otherwise indicated under "Special Issuance Instructions," please issue and register the Exchange Drs. issued in exchange for the Restricted Drs. accepted for exchange and register any Restricted Drs. not tendered or not exchanged in the name(s) of the undersigned by credit to the undersigned's account at the Book-Entry Transfer Facility. In the event that the "Special Issuance Instructions" are completed, please issue and register the Exchange Drs. issued in exchange for the Restricted Drs. accepted for exchange, and register any Restricted Drs. not tendered or not exchanged, in the name(s) of the person(s) so indicated by credit to such person's account at the Book-Entry Transfer Facility. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Restricted Drs. from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Restricted Drs. so tendered.

   Holders of Restricted Drs. who are unable to deliver their confirmation of the book-entry tender of their Restricted Drs. into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Restricted Drs. according to the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1.

                        PLEASE SIGN HERE WHETHER OR NOT
                   RESTRICTED Drs. ARE BEING TENDERED HEREBY

X
 -----------------------------------         -----------------------------------
                                                           Date

X
 -----------------------------------         -----------------------------------
   Signature(s) of Registered Holder(s)                    Date
    Or Authorized Signatory

Area Code and Telephone Number:
                               ---------------------

        The above lines must be signed by the registered holder(s) of Restricted Drs. as their name(s) appear(s) as such on a security position listing as the owner of Restricted Drs., or by person(s) authorized to become registered holder(s). If Restricted Drs. to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority as to act. See Instruction 3 regarding the completion of this Letter of Transmittal.

Name(s):
        -----------------------------------------------------------------------
                                (Please Print)

Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------
                              (Include Zip Code)

            Signature(s) Guaranteed by an Eligible Institution (as
                  defined):   (If required by Instruction 3)



        -----------------------------------------------------------------------
                            (Authorized Signature)


        -----------------------------------------------------------------------
                                    (Title)


        -----------------------------------------------------------------------
                                (Name of Firm)


        -----------------------------------------------------------------------
              (Address (including zip code) and Telephone Number
                        (including area code) of Firm)

        Date:                          , 1998
             --------------------------

                                  INSTRUCTIONS

                Forming Part of the Terms and Conditions of the
                                 Exchange Offer


1.  DELIVERY OF THIS LETTER AND Drs.; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders (which term, for purposes of the Exchange Offer means any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Restricted Drs.) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "Exchange Offer -- Book-Entry Transfer." A Book-Entry Confirmation, as well as this properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Restricted Drs. tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     If a registered holder of the Restricted Drs. desires to tender such Restricted Drs. and time will not permit such holder's Letter of Transmittal or other required documents to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if (i) the tender is made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly competed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmittal, mail or hand delivery), setting forth the name and address of the holder of Restricted Drs. and the amount of Restricted Drs. tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and all other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent and (iii) a Book-Entry Confirmation and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter and all other required documents to the Exchange Agent is at the election and risk of the tendering holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Restricted Drs. are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

2.  SIGNATURES ON THIS LETTER; GUARANTEE OF SIGNATURES.

     If any tendered Restricted Drs. are owned of record by two or more joint owners, all such owners must sign this Letter.

     If this Letter or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     In the event that signatures on this Letter are required to be guaranteed, such guarantees must be by a firm that is a member or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (collectively, "Eligible Institutions").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Restricted Drs. are tendered: (i) by a registered holder of Restricted Drs. who has not completed the box entitled "Special Issuance Instructions" on this Letter; or (ii) for the account of an Eligible Institution.

3.  SPECIAL ISSUANCE AND REGISTRATION INSTRUCTIONS.

     Tendering holders of Restricted Drs. may request that Restricted Drs. not exchanged be credited to an account maintained at the Book-Entry Transfer Facility designated by such holder hereon. If no such instructions are given, such Restricted Drs. not exchanged will be returned to the name of the person signing this Letter.

4.  TAX IDENTIFICATION NUMBER.

     United States federal income tax law may require that a tendering holder whose Restricted Drs. are accepted for exchange provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the United States Internal Revenue Service (the "IRS"). In addition, such tendering holder may be subject to backup withholding tax in an amount equal to 31% of all reportable payments made after the exchange. If such withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Restricted Drs. (including, among others, all corporations) are not subject to these backup withholding requirements. See the enclosed Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

     To prevent backup withholding tax, each tendering holder of Restricted Drs. should provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct. If the tendering holder of Restricted Drs. is a nonresident alien or foreign entity not subject to backup withholding tax, such holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Restricted Drs. are held in more than one name or are not held in the name of the actual owner, such holder should consult the Guidelines for information on which TIN to report.

5.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Exchange Drs. in exchange for Restricted Drs. pursuant to the Exchange Offer. If, however, Exchange Drs. or Restricted Drs. not tendered or not accepted are to be registered in the name of any person other than the registered holder of the Restricted Drs. tendered hereby, or if tendered Restricted Drs. are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Restricted Drs. to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Restricted Drs. specified in this letter.

6.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Restricted Drs., by execution of this Letter, shall waive any right to receive notice of the acceptance of their Restricted Drs. for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Drs., nor shall any of them incur any liability for failure to give any such notice.

8.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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Name (if joint names, list first and circle the name of the person or entity whose number you enter below)

--------------------------------------------------------------------------------
Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines"))

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Address

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City, State and Zip Code

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                                 Part I - Taxpayer Identification Number


                                 Enter your taxpayer identification number
                                 in the appropriate box.  For individuals,
SUBSTITUTE FORM W-9              this is your social security number.  For
Department of the Treasury       sole proprietors, see the instructions in
Internal Revenue Service         the Guidelines. For other entities, it is
                                 your employer identification number.  If
Request for Taxpayer             you do not have a number, see
Identification Number and        "Obtaining a Number" in the Guidelines.
Certification
                                 Note: If the account is in more than one name, see the chart on page 1 of the Guidelines on whose number to enter.



                                  ------------------------------------------
                                            Social Security Number
                                  ------------------------------------------

                                                    OR

                                  ------------------------------------------
                                       Employer Identification Number
                                  ------------------------------------------



                               -------------------------------------------------
                                 Part II - For Payees Exempt from Backup
                                 Withholding (see instructions in the
                                 Guidelines)
--------------------------------------------------------------------------------

Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE:                    DATE:               , 1998
          --------------------     ---------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF CERTAIN PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR ADDITIONAL DETAILS.
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